Deutsche Bank Global Financial Services Conference May 28, 2019 Shailesh Kotwal Vice Chairman, Payment Services Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information

U.S. Bancorp As of 3/31/19, except market value as of 5/23/19 NYSE TradedUSB Founded 1863 Market Value $81B Assets $476B Deposits $348B Loans $288B

Payment Services 29% of USB’s total net revenue 11% of USB’s total average loans Retail payment solutions – 65% Global merchant acquiring – 26% Corporate payment systems – 9% 60% of Payments revenue is fee income Payment services total net revenue breakdown: We operate across complementary payments businesses, carefully targeting attractive opportunities to drive disciplined growth. Full year 2018 data Payment Services revenue percentage excludes Treasury and Corporate Support, see slide 16 for calculation

Retail Payment Solutions U.S. Bank branded consumer and small business credit and debit cards Distributed through approximately 3,000 U.S. Bank branches and online and mobile channels Mid-sized agent financial institution (FI) partnerships Leading provider of agent FI issuing in the U.S. Nearly 1,400 FI partners with 15,000+ branches Cobrand corporate partnerships Focus on enterprise-class partnerships 13 major partners with a combined 18,000+ distribution points

Global Merchant Acquiring Direct sales Customers range from small businesses to large, multinational enterprises across North America and Europe Key industry verticals include airline, hospitality and healthcare Financial institution (FI) and independent sales organization (ISO) partnerships Serving 1.3+ million customers worldwide through partnerships Integrated payments partnerships Offering flexible, scalable and secure solutions to integrated software vendors (ISVs)

Corporate Payment Systems Corporate payables Issues commercial purchasing, virtual and travel & entertainment cards Freight payments Closed-loop invoice, audit and payments network offering supply-chain finance solutions Nearly 40 million transactions processed annually Fleet payments Proprietary, closed-loop network – Voyager Voyager cards accepted at 320k+ fueling and maintenance locations Nearly 70 million transactions processed annually Full year 2018 transaction data Accelerated payment Improved cash flow Transaction information Transaction information Voyager Fleet Card Voyager Network Fleet Commander® Online Voyager Mobile App Corporate payables Freight payments network Voyager fleet solutions

A Scale Player Across Payments U.S. credit card issuer ranked by Visa and Mastercard purchase volume5 # 5 U.S. merchant acquirer ranked by Visa and Mastercard volume4 # 5 agent financial institution issuer ranked by average net receivables2 # 1 payments provider to the U.S. Federal Government Card, Freight and Fleet1 # 1 1) Source: company reports and GSA website; 2) Source: company reports; 3) Source: Nilson Report #1134 and company reports; 4) Source: Nilson Report #1149, excludes joint ventures; 5) Source: Nilson Report # 1148 U.S. commercial card issuer ranked by purchase volume3 # 3 freight payment provider ranked by purchase volume2 # 2 U.S. fleet card issuer ranked by purchase volume3 # 3

Our Strategy The breadth and depth of our payments capabilities give us a distinct advantage. We are doubling down to maintain that advantage, while investing in opportunities for growth and margin improvement. Driving toward digital Expanding our reach Leveraging One U.S. Bank

Driving Toward Digital Our robust digital sales and service capabilities: Improve account acquisition to drive growth Increase customer engagement and wallet share Allow customers to self-serve, driving efficiency Give customers greater control, improving satisfaction We continue to invest in digital-first payments capabilities, working aggressively to bring our customers the choice, convenience, control and insights they desire. We’re delivering innovative solutions for merchants and corporate customers to: Streamline complex processes Boost customer efficiency Reduce customer risk Capture previously untapped spend categories

Expanding Our Reach We are extending our market position, selectively expanding our distribution and deepening our product sets through strategic investments, acquisitions and collaborations. Expanding our distribution Expanding our product sets Nearly $3B in card portfolio acquisitions, including: Enterprise-class Fidelity deal 60+ deals in the financial services sector via Elan Acquired integrated payments capabilities in specific vertical markets with ETS Enhancing our offerings to hospitality clients and municipalities Investing in integrated payments partner tools to drive growth in our ISV channel Developer portal enhancements APIs and software development kits ISV partnerships up more than 30% year-over-year Enhancing our global omni-commerce platform Enabling a seamless merchant processing experience across in-person and digital channels Partnered with Chrome River to develop our newly-introduced Expense Wizard platform First expense management platform to market with a virtual card push provisioning capability Captures a new category of corporate spend Acquired CenPOS, deepening our omni-commerce and integrated payments capabilities Embeds merchant processing solutions into the B2B value chain via integration with leading ERP software solutions

Leveraging One U.S. Bank With deep payments expertise and a broad set of banking products and capabilities, we draw on the collective strength of U.S. Bank to help our customers get more from their spend. T H E N E W L E V E R A G E C A R D More rewards. Fewer rules. Co-created with our customers and business banking team, the Leverage card: Attracts businesses in industries with higher supply-chain spend Drives higher overall spend than other U.S. Bank small business rewards cards Payment services Retail payments Acquiring Corporate payments Consumer and Business Banking

Leveraging One U.S. Bank We are moving beyond payments alone, partnering across U.S. Bank to provide our customers a holistic array of working capital, treasury management, accounts receivable and accounts payable solutions. Leveraging our investments in real-time payments to: Expand our global treasury management product and service offerings Enhance our B2B and B2C payments capabilities Accelerated money movement Payables automation Partnering with global treasury management and software providers to: Create seamless B2B payment experiences across multi-use platforms Extend our value proposition for both buyers and suppliers Broader penetration of our customer base Employing our sales force, digital assets and data to: Offer merchants a full suite of products and services to help build, manage and grow their businesses Extend merchant processing capabilities to our business banking customers Technology Data U.S. Bank advantage Card issuing Merchant processing AR and AP solutions Omni-commerce capabilities Lending Deposits Capital solutions Cash management Investment services Banking customers Payments customers

Where It All Comes Together As we strive to be the payments provider of choice, we are well positioned with a powerful advantage – an interconnected set of businesses working together to deliver exceptional value to our customers. Digital focus Breadth of products and distribution Working across the enterprise Driving toward digital Expanding our reach Leveraging One U.S. Bank

Appendix

Non-GAAP Financial Measures